SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 16, 2004


                         First Federal Bankshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-25509                 42-1485449
          --------                       -------                 ----------
(State or other jurisdiction)     (Commission File No.)       (I.R.S. Employer
        of incorporation)                                    Identification No.)


Address of principal executive offices:329 Pierce Street, Sioux City, Iowa 51101
                                       -----------------------------------------


Registrant's telephone number, including area code:  (712) 277-0200
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.
                  -------------------------------------------

     On December 16, 2004, the Board of Directors of First Federal Bank (the "Bank"), the wholly owned subsidiary of First Federal Bankshares, Inc., approved the adoption of the First Federal Bank 2005 Deferred Compensation Plan for Directors (the "Plan") effective as of January 1, 2005 and froze the existing deferred compensation plan for directors as of December 31, 2004, in order to satisfy the requirements of the new Internal Revenue Code Section 409A created by the American Jobs Creation Act, which was signed into law on October 22, 2004. Accrued benefits under the predecessor plan will continue to be governed by the terms of the predecessor plan. New Section 409A changes the income tax treatment of nonqualified deferred compensation plans and imposes a number of new requirements that such plans must adopt, both in form and operation, in order to defer income for years beginning after December 31, 2004.

     The Plan is included as Exhibits 10(a) hereto and is incorporated herein by reference. A brief description of the Plan follows.

     The First Federal Bank 2005 Deferred Compensation Plan for Directors allows directors to defer 50% or 100% of their director's fees and board committee fees, and have these amounts credited to an account on their behalf. Accounts are then credited with interest monthly at a rate equal to the average weighted cost of certificates of deposit for the previous month until the account has been fully distributed to the participant. At the time the participant commences participation in the Plan, the participant will complete a deferral agreement with the Bank to make an election to receive their accounts either in a lump sum distribution, or in equal monthly installments over a period of up to 10 years. Amounts are distributed to participants in the Plan pursuant to a fixed distribution schedule at a specified date, upon a participant's separation from service, disability or death.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------
The following exhibits are furnished herewith:

        Exhibit No.             Description
        -----------             -----------

        10(a)                   2005 Deferred Compensation Plan for Directors

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         FIRST FEDERAL BANKSHARES, INC.


DATE:  December 20, 2004            By:  /s/ Colin D. Anderson
                                         ---------------------------------------
                                         Colin D. Anderson
                                         Senior Vice President and CFO